WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

July 19, 2005

AUTHORIZATION OF
4 ¾% SENIOR NOTES, DUE 2015,
4 ½%  SENIOR NOTES, DUE 2010 AND
FLOATING RATE SENIOR NOTES, DUE 2010

WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $30,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-112708 (the "Shelf");

WHEREAS, the Corporation has issued and sold pursuant to or allocated under the Shelf $15,931,125,000 of its Debt Securities leaving an additional $14,068,875,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the Shelf;

WHEREAS, by resolutions (the "Resolutions") adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on January 28, 2004, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of five-year fixed-rate senior notes, initially in the principal amount of $1,250,000,000, is advisable and in the best interests of the Corporation;

WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of five-year floating-rate senior notes, initially in the principal amount of $500,000,000, is advisable and in the best interests of the Corporation;

WHEREAS, this Committee also has determined that issuing a series of Debt Securities in the form of ten-year fixed-rate senior notes, initially in the principal amount of $1,250,000,000, is advisable and in the best interests of the Corporation; and

WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

$1,250,000,000 4 ½% Senior Notes, due 2010

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Trustee"), dated as of January 1, 1995, as amended and supplemented from time to time (the "Indenture"), the issue and sale by the Corporation of a series of its fixed-rate senior indebtedness, initially in the aggregate principal amount of $1,250,000,000, is hereby authorized and approved, which series of senior notes is designated "4 ½% Senior Notes, due 2010" (the "5-Year Fixed Notes"), and shall be subject to the terms and entitled to the benefits of the Indenture;

RESOLVED FURTHER, that the 5-Year Fixed Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

RESOLVED FURTHER, that the amount of this series of 5-Year Fixed Notes shall initially be set at $1,250,000,000, but may be increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

RESOLVED FURTHER, that the 5-Year Fixed Notes shall bear interest at the rate of      4 ½% per annum, which interest shall accrue from July 26, 2005, and be payable semi-annually on February 1 and August 1, commencing February 1, 2006; and the record date for the interest payable shall be the close of business on the fifteenth day of the calendar month next preceding each interest payment date;

RESOLVED FURTHER, that the maturity date of the 5-Year Fixed Notes shall be August 1, 2010;

RESOLVED FURTHER, that the initial series of 5-Year Fixed Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the 5-Year Fixed Underwriting Agreement hereinafter described) (the "5-Year Fixed Underwriters"), pursuant to the terms of the 5-Year Fixed Underwriting Agreement dated as of July 19, 2005 between the Corporation and the 5-Year Fixed Underwriters (the "5-Year Fixed Underwriting Agreement"), who the Committee understands will reoffer the 5-Year Fixed Notes for sale in a public offering;

RESOLVED FURTHER, that the 5-Year Fixed Notes shall be sold to the 5-Year Fixed Underwriters on July 26, 2005, at a price of 99.503% of the principal amount, and that the 5-Year Fixed Notes shall be initially offered to the public at a price of 99.853% of the principal amount;

RESOLVED FURTHER, that the Committee was advised by the 5-Year Fixed Underwriters that they initially will offer the 5-Year Fixed Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.20% of the principal amount of the 5-Year Fixed Notes, and that the 5-Year Fixed Underwriters may allow, and such dealers may reallow, a concession not in excess of 0.15% of such principal amount on sales to other dealers;

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RESOLVED FURTHER, that the 5-Year Fixed Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Representatives, in denominations of $5,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about July 26, 2005 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the 5-Year Fixed Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the 5-Year Fixed Notes and to the indemnification of and contribution to the 5-Year Fixed Underwriters, and such 5-Year Fixed Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

RESOLVED FURTHER, that, with respect to the 5-Year Fixed Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York or Charlotte, North Carolina and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

RESOLVED FURTHER, that the 5-Year Fixed Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

RESOLVED FURTHER, that the 5-Year Fixed Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the 5-Year Fixed Notes, cease to be such an officer prior to the issuance of such 5-Year Fixed Notes, the 5-Year Fixed Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Corporation,  James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, William J. Mostyn, III, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the 5-Year Fixed Notes, upon execution thereof, to be

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delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to the Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the 5-Year Fixed Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the 5-Year Fixed Notes;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the 5-Year Fixed Notes (the "5-Year Fixed Paying Agent"), and as authenticating agent, and that the offices of the Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the 5-Year Fixed Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture in connection with such duties;

RESOLVED FURTHER, that whenever the Trustee or the 5-Year Fixed Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the 5-Year Fixed Notes, and to increase the amount of issued and outstanding 5-Year Fixed Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional 5-Year Fixed Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the 5-Year Fixed Notes; and the execution and delivery of necessary closing documents; and

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$1,250,000,000 4 ¾% Senior Notes, due 2015

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture, the issue and sale by the Corporation of a series of its fixed-rate senior indebtedness, initially in the aggregate principal amount of $1,250,000,000, is hereby authorized and approved, which series of senior notes is designated "4 ¾% Senior Notes, due 2015" (the "10-Year Fixed Notes"), and shall be subject to the terms and entitled to the benefits of the Indenture;

RESOLVED FURTHER, that the 10-Year Fixed Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

RESOLVED FURTHER, that the amount of this series of 10-Year Fixed Notes shall initially be set at $1,250,000,000, but may be increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

RESOLVED FURTHER, that the 10-Year Fixed Notes shall bear interest at the rate of     4 ¾% per annum, which interest shall accrue from July 26, 2005, and be payable semi-annually on February 1 and August 1, commencing February 1, 2006; and the record date for the interest payable shall be the close of business on the fifteenth day of the calendar month next preceding each interest payment date;

RESOLVED FURTHER, that the maturity date of the 10-Year Fixed Notes shall be August 1, 2015;

RESOLVED FURTHER, that the initial series of 10-Year Fixed Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the 10-Year Fixed Underwriting Agreement hereinafter described) (the "10-Year Fixed Underwriters"), pursuant to the terms of the 10-Year Fixed Underwriting Agreement dated as of July 19, 2005 between the Corporation and the 10-Year Fixed Underwriters (the "10-Year Fixed Underwriting Agreement"), who the Committee understands will reoffer the 10-Year Fixed Notes for sale in a public offering;

RESOLVED FURTHER, that the 10-Year Fixed Notes shall be sold to the 10-Year Fixed Underwriters on July 26, 2005, at a price of 98.615% of the principal amount, and that the 10-Year Fixed Notes shall be initially offered to the public at a price of 99.065% of the principal amount;

RESOLVED FURTHER, that the Committee was advised by the 10-Year Fixed Underwriters that they will initially offer the 10-Year Fixed Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.275% of the principal amount of the 10-Year Fixed Notes, and that the 10-Year Fixed Underwriters may allow, and such dealers may reallow, a concession not in excess of 0.20% of such principal amount on sales to other dealers;

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RESOLVED FURTHER, that the 10-Year Fixed Notes shall be issued as Registered Securities initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Representatives, in denominations of $5,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about July 26, 2005 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit C, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the 10-Year Fixed Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit D, relating, among other things, to the sale of the 10-Year Fixed Notes and to the indemnification of and contribution to the 10-Year Fixed Underwriters, and such 10-Year Fixed Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

RESOLVED FURTHER, that, with respect to the 10-Year Fixed Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York or Charlotte, North Carolina, and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

RESOLVED FURTHER, that the 10-Year Fixed Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

RESOLVED FURTHER, that the 10-Year Fixed Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the 10-Year Fixed Notes, cease to be such an officer prior to the issuance of such 10-Year Fixed Notes, the 10-Year Fixed Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Corporation,  James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, William J. Mostyn, III, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

RESOLVED FURTHER, that pursuant to the provisions of the Indenture, any Authorized Officer be, and each of them is, hereby authorized and empowered to cause the 10-Year Fixed Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to the Trustee or

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agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the 10-Year Fixed Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the 10-Year Fixed Notes;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the 10-Year Fixed Notes (the "10-Year Fixed Paying Agent"), and as authenticating agent, and that the offices of the Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the 10-Year Fixed Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture in connection with such duties;

RESOLVED FURTHER, that whenever the Trustee or the 10-Year Fixed Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the 10-Year Fixed Notes, and to increase the amount of issued and outstanding 10-Year Fixed Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional 10-Year Fixed Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the 10-Year Fixed Notes; and the execution and delivery of necessary closing documents; and

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$500,000,000 Floating Rate Senior Notes, Due 2010

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture, the issue and sale by the Corporation of a series of its floating-rate senior indebtedness, initially in the aggregate principal amount of $500,000,000, is hereby authorized and approved, which series of senior notes is designated "Floating Rate Senior Notes, due 2010" (the "Floating Rate Notes"), and shall be subject to the terms and entitled to the benefits of the Indenture;

RESOLVED FURTHER, that the Floating Rate Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

RESOLVED FURTHER, that the amount of this series of Floating Rate Notes shall initially be set at $500,000,000, but may be increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

RESOLVED FURTHER, that the Floating Rate Notes shall bear a floating rate of interest based on the London interbank offered rate ("LIBOR") for deposits in U.S. dollars maturing in three months, as such rate appears on the designated LIBOR page (which shall initially be Telerate page 3750) as of 11:00 a.m., London time, on the "Interest Determination Date," as defined below, plus a spread equal to 10 basis points;

RESOLVED FURTHER, that the "Interest Determination Date" shall be the second "London Banking Day" preceding the related interest reset date; and that a "London Banking Day" shall be any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market;

RESOLVED FURTHER, that the interest reset dates shall be February 2, May 2, August 2 and November 2, commencing November 2, 2006; and the interest payment dates shall be February 2, May 2, August 2 and November 2, commencing November 2, 2006; and that the record date for the interest payable shall be the close of business on the fifteenth day of the calendar month next preceding each interest payment date;

RESOLVED FURTHER, that the maturity date of the Floating Rate Notes shall be August 2, 2010;

RESOLVED FURTHER, that the initial series of Floating Rate Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the Floating Rate Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Floating Rate Underwriting Agreement dated as of July 19, 2005 between the Corporation and the Underwriters (the "Floating Rate Underwriting Agreement"), who the Committee understands will reoffer the Floating Rate Notes for sale in a public offering;

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RESOLVED FURTHER, that the Floating Rate Notes shall be sold to the Underwriters on July 26, 2005, at a price of 99.650% of the principal amount, and that the Floating Rate Notes shall be initially offered to the public at a price of 100.000% of the principal amount;

RESOLVED FURTHER, that the Floating Rate Notes shall be issued as Registered Securities initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of The Depository Trust Company, in the manner requested by the Representatives, in denominations of $5,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about July 26, 2005 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit E, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Floating Rate Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit F, relating, among other things, to the sale of the Floating Rate Notes and to the indemnification of and contribution to the Underwriters, and such Floating Rate Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

RESOLVED FURTHER, that, with respect to the Floating Rate Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York or Charlotte, North Carolina and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

RESOLVED FURTHER, that the Floating Rate Notes shall not be entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

RESOLVED FURTHER, that the Floating Rate Notes shall be executed in the name of and on behalf of the Corporation by the Chairman and Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Floating Rate Notes, cease to be such an officer prior to the issuance of such Floating Rate Notes, the Floating Rate Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chairman and Chief Executive Officer of the Corporation,  James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, William J. Mostyn, III, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

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RESOLVED FURTHER, that pursuant to the provisions of the Indenture, any Authorized Officer be, and each of them is, hereby authorized and empowered to cause the Floating Rate Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to the Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Floating Rate Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Floating Rate Notes;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Floating Rate Notes (the "Floating Rate Paying Agent"), and as authenticating agent, and that the offices of the Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Floating Rate Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture in connection with such duties;

RESOLVED FURTHER, that the Corporation will not pay additional amounts to the owners and holders of the Floating Rate Notes;

RESOLVED FURTHER, that whenever the Trustee or the Floating Rate Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Floating Rate Notes, and to increase the amount of issued and outstanding Floating Rate Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Floating Rate Notes; the appointment of The Bank of New York, or any other entity, as calculation agent, and the negotiation, execution and delivery of an appropriate calculation agreement; the selection of one or more underwriters and the negotiation, execution and delivery of the Floating Rate Underwriting Agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Senior Notes; and the execution and delivery of necessary closing documents; and

RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

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